EXHIBIT 10.2

AMENDMENT NO. 4
TO
PROMISSORY NOTE

From:

AMERICAN EXPLORATION CORPORATION

To:

MAINLAND RESOURCES INC.

THIS AMENDMENT NO. 4 TO PROMISSORY NOTE (the “Amendment”) is made as of August 18, 2011

BETWEEN:

MAINLAND RESOURCES, INC., a company existing under the laws of the State of Nevada, USA
(“Mainland”)

AND:

AMERICAN EXPLORATION CORPORATION, a company existing under the laws of the State of Nevada, USA
(“American Exploration”)

WHEREAS:

(A) American Exploration (as Borrower) and Mainland (as Lender), entered into that certain Promissory Note dated September 27, 2010, as amended by Amendment No. 1 thereto dated December 23, 2010, as further amended by Amendment No. 2 thereto dated March 30, 2011, and as further amended by Amendment No. 3 thereto dated May 17, 2011 (such Promissory Note, as amended, the “Promissory Note”) whereby American Exploration promised to pay Mainland, or the holder of the Promissory Note, in accordance with the terms and conditions referenced therein, the aggregate Principal Sum of U.S.$60,000, together with Interest payable thereon commencing on the Effective Date of September 27, 2010 at the rate of twelve percent (12%) per annum, calculated daily and payable in full monthly during the continuance of any portion of the Principal Sum being outstanding thereunder prior to maturity, in the manner as set forth in such Promissory Note;

(B) The Promissory Note provides that the Principal Sum, together with all outstanding Interest thereon, is due and payable by American Exploration to Mainland on or before 5:00 p.m. (Vancouver, British Columbia, time) on the “Final Principal Sum Payment Date”, which is defined in the Promissory Note to mean August 31, 2011;

(C) American Exploration and Mainland wish to amend the terms of the Promissory Note to extend the Final Principal Sum Payment Date to October 31, 2011;

THIS AMENDMENT WITNESSES that in consideration of the respective covenants and agreements herein contained, American Exploration and Mainland covenant and agree as follows:

Certain Definitions

1. Capitalized terms not otherwise herein defined shall have the meaning ascribed to them in the Promissory Note.

Termination Date

2. The Promissory Note is hereby amended to replace “August 31, 2011” with “October 31, 2011” in the definition of “Final Principal Sum Payment Date”.

Amendment

3. Except as expressly amended hereby, the Promissory Note is in all respects ratified and confirmed and all the terms, conditions, and provisions thereof shall remain in full force and effect as of the date hereof.

Effect of Amendment

4. This Amendment shall form a part of the Promissory Note for all purposes, and each of American Exploration and Mainland shall be bound hereby. From and after the execution of this Amendment by the parties hereto, any reference to the Promissory Note shall be deemed a reference to the Promissory Note as amended hereby.

Entire Agreement

5. This Amendment constitutes the entire agreement between the parties hereto, and supersedes every previous agreement, communication, expectation, negotiation, representation or understanding, whether oral or written, express or implied, statutory or otherwise between the parties hereto, with respect to the subject matter of this Amendment.  Nothing in this Section 5 will limit or restrict the effectiveness and validity of any document with respect to the subject matter of this Amendment that is executed and delivered contemporaneously with or pursuant to this Amendment.

Governing Laws

6. This Amendment shall be governed by and construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein and shall be treated in all respects as a British Columbia contract.

Counterparts

7. This Amendment may be executed in any number of counterparts, in original form or by facsimile, each of which will together, for all purposes, constitute one and the same instrument, binding on the parties hereto, and each of which will together be deemed to be an original, notwithstanding that each party hereto is not a signatory to the same counterpart.

Headings

8. The descriptive headings of the several Sections of this Amendment were formulated, used and inserted in this Amendment for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

THE BALANCE OF THIS PAGE IS INTENTIONALLY LEFT BLANK

IN WITNESS WHEREOF this Amendment has been executed by the parties hereto effective as of the day and year first above written.

	MAINLAND RESOURCES, INC.		AMERICAN EXPLORATION CORPORATION

By:	/s/William D. Thomas	By:	/s/ Steven Harding
	Name: William D. Thomas		Name: Steven Harding
	Title: Chief Financial Officer		Title: President and CEO